UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

BUNKER HILL MINING CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-150028

(Commission File Number)

32-0196442

(I.R.S. Employer Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of principal executive offices) (zip code)

(604) 417-7952

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Bunker Hill Mining Corp., a Nevada corporation (“Bunker Hill”), with the Securities and Exchange Commission on August 24, 2026 (the “Original Report”) in connection with Bunker Hill’s entry into an Arrangement Agreement (the “Arrangement Agreement”) with Silver47 Exploration Corp., a British Columbia corporation (“Silver47”).

The purpose of this Amendment is to refile the copy of the Arrangement Agreement attached as Exhibit 2.1 to the Original Report to correct the following typographical errors: (i) the Exchange Ratio set forth on page A-3 of the Arrangement Agreement was expressed as “0.1754 of a Bunker Hill Share for each Silver47 Share” and has been corrected to “0.1724 of a Bunker Hill Share for each Silver47 Share”, and (ii) certain other typographical errors in the section numbering have been corrected. This Amendment also serves to clarify that the currency of the termination fee amounts on page 105 of the Arrangement Agreement and of the expense reimbursement amounts on page 107 of the Arrangement Agreement should be read in Canadian dollars (C$) .

Exhibit 2.1 filed with this Amendment supersedes in its entirety the copy of the Arrangement Agreement filed as Exhibit 2.1 to the Original Report. Except as described above, no other changes are made to the Original Report, and this Amendment does not otherwise update, amend, or restate any other information contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of August 20, 2026, between Bunker Hill Mining Corp. and Silver47 Exploration Corp. (as corrected).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: (i) statements relating to Bunker Hill’s planned acquisition of Silver47 and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production, including expected annual production range; (iii) estimates of planned expenses and capital expenditures, including the expected costs of construction, commissioning, and operation and the sources of funds to pay for such costs; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (vi) expectations regarding future exploration and the development, growth and potential of Bunker Hill’s and Silver47’s operations, project pipeline and investments; (vii) expectations of future dividends and returns to shareholders; (viii) expectations of future balance sheet strength and credit ratings; (ix) expectations of future equity and enterprise value; (x) expected listing of common stock on the TSX or any other stock exchange; and (xi) expectations of future plans and benefits. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Bunker Hill’s and Silver47’s operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which Bunker Hill or Silver47 operates being consistent with its current expectations; (iv) certain exchange rate assumptions for the Canadian dollar to the U.S. dollar; (v) certain price assumptions, including the price of silver; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions.

Factors that could cause actual results to differ, and differ materially, include, but are not limited to: Bunker Hill’s ability to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Arrangement Agreement; failure to obtain applicable regulatory or shareholder approvals in a timely manner or at all; failure to satisfy any other conditions to closing of the proposed transaction; failure to realize the anticipated benefits and synergies of the proposed transaction in the expected timeframe or at all, including as a result of a delay in consummating the proposed transaction; the success of integration plans and the time required to successfully integrate Silver47’s operations with those of Bunker Hill; the focus of management’s time and attention on the proposed transaction and other potential disruptions arising from the proposed transaction; the effects of the announcement of the proposed transaction on Bunker Hill’s or Silver47’s businesses; Bunker Hill’s or Silver47’s ability to retain certain key employees following the public announcement of the proposed transaction; the potential for litigation related to the proposed transaction; Bunker Hill’s or Silver47’s ability to obtain certain third party or governmental regulatory consents, approvals or clearances; potential undisclosed liabilities of Silver47 not identified during the due diligence process; the impact of the proposed transaction on the market price of Bunker Hill’s or Silver47’s common stock and/or operating results; silver and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks; and general economic conditions that are less favorable than expected. For more detailed discussion of such risks and other factors, see Bunker Hill’s 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”), as well as Bunker Hill’s other SEC filings, available on the SEC website and www.bunkerhillmining.com/investors, Silver47’s most recent annual information form as well as Silver47’s other filings made with Canadian securities regulatory authorities and available on SEDAR+ and www.silver-47.com/investors. Bunker Hill is not affirming or adopting any statements or reports attributed to Silver47 (including prior mineral reserve and resource declaration) in this communication or made by Silver47 outside of this communication. Silver47 is not affirming or adopting any statements or reports attributed to Bunker Hill (including prior mineral reserve and resource declaration) in this communication or made by Bunker Hill outside of this communication. Bunker Hill and Silver47 do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Cautionary Note to U.S. Investors

Silver47 discloses estimates of “measured,” “indicated,” and “inferred” mineral resources as such terms are used in Canada’s National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), whereas Bunker Hill’s public disclosures are governed by the Exchange Act, including Regulation S-K 1300 thereunder (“S-K 1300”), in addition to NI 43-101. Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by Silver47 prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including Bunker Hill, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Date: September 30, 2026	By:	/s/ Sam Ash
Sam Ash
President and CEO